UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania

000-51372

23-1948942

(State or other

(Commission

(I.R.S. Employer

 jurisdiction of

 File Number)

 Identification No.)

incorporation)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

    (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.  Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.  For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the period ended September 30, 2012.

ITEM 2.02

On February 21, 2013, Omega Flex, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012.  A copy of the press release is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission (the “Commission”) on February 21, 2013 (the “February Form 8-K”).

On March 20, 2013, the Company issued a press release announcing that its English subsidiary, Omega Flex Limited (“OFL”), has reached an agreement to settle litigation related to a construction project in Milton Keynes, England.   A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The settlement agreement was entered into after the Company announced its preliminary results of operations for the year ended December 31, 2012, but prior to the filing of the Company’s Annual Report on Form 10-K with the Commission for the fiscal year ended December 31, 2012.  In accordance with U.S. generally accepted accounting principles, the Company is required to reflect the impact of the settlement agreement, which is a subsequent event, in its financial statements for the year ended December 31, 2012 since it is related to conditions that existed at the balance sheet date of December 31, 2012.  As a result, the Company’s financial results for the quarter and year ended December 31, 2012, which were set forth in the Company’s earnings release furnished to the Commission as Exhibit 99.1 to the February Form 8-K, are being revised to reflect the subsequent event.

The information in this Current Report, including the exhibit attached hereto, is being furnished to, but not filed with, the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Commission, except as shall be expressly set forth by specific reference in any such filing.

ITEM 7.01. REGULATION FD DISCLOSURE

The information included in Item 2.02 of this Form 8-K, including the press release attached as Exhibit 99.2, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)

none

(b)

none

(c)

none

(d)

Exhibit 99.1 – Press Release dated February 21, 2013

Exhibit 99.2 – Press Release dated March 20, 2013

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.

(Registrant)

Date: March 20, 2013

By: /s/ Paul J. Kane

Paul J. Kane

Vice President – Finance

(Principal Financial Officer)